                                                                    Exhibit 10.1

                         ACTO DIGITAL VIDEO U.S.A. INC.
                 (FORMERLY KNOWN AS MICROPOWER GENERATION, INC.)

                                STOCK OPTION PLAN


     Acto Digital Video U.S.A. Inc., a Delaware corporation (the "Company"), hereby establishes and adopts the following 2002 Stock Option Plan (the "Plan").

                                    RECITALS

     WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company and its subsidiaries and affiliates, to attract and retain individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as managers, officers, directors, employees, consultants and/or advisors of the Company and its subsidiaries and affiliates by increasing their proprietary interest in the Company's growth and success.

     WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of stock options ("Options") to those individuals whose judgment, initiative and efforts are, have been or are expected to be responsible for the success of the Company.

     NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:


                                   ARTICLE 1.

                              PURPOSE OF THE PLAN

     1.1.  Purpose.  The  purpose  of  the Plan is to assist the Company and its
           -------
subsidiaries and affiliates in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and employees of the Company who will contribute to the Company's success, and to achieve long-term objectives that will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Company's shares of common stock, par value $0.0001 per share ("Shares"). Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified stock options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                                   ARTICLE 2.

                            SHARES SUBJECT TO OPTIONS

     2.1.  Number  of  Shares.  Subject  to the adjustment provisions of Section
           ------------------
5.10 hereof, the aggregate number of Shares which may be issued under Options under the Plan shall not exceed 5,000,000. No Options to purchase fractional Shares shall be granted and no fractional shares shall be issued under the Plan. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares issued or issuable pursuant to Options that have been or may be exercised.

     2.2.  Shares  Subject  to  Terminated  Options.  The  Shares covered by any
           ----------------------------------------
unexercised portions of terminated Options granted under Article 4 and Shares subject to any Options that are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new nonqualified Options under the Plan (but not "incentive stock options"). In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Options under the Plan.

     2.3.  Character  of  Shares.  Shares  delivered  under  the  Plan  may  be
           ---------------------
authorized and previously unissued Shares or Shares acquired by the Company, or both.


                                   ARTICLE 3.

                         ELIGIBILITY AND ADMINISTRATION

     3.1.  Options  to  Employees,  Directors  and  Others.
           -----------------------------------------------

     (a) Participants who receive (i) Options under Article 4 hereof ("Optionees") shall consist of such officers, key employees, consultants, advisors and directors of the Company or any of its subsidiaries or affiliates as the Committee (hereinafter defined) shall select from time to time, provided, however, that an Option that is intended to qualify as an "incentive stock option" may be granted only to an individual that is an employee of the Company or any of its subsidiaries. The Committee's designation of an Optionee in any year shall not require the Committee to designate such person to receive Options or grants in any other year. The designation of an Optionee to receive Options under one portion of the Plan shall not require the Committee to include such Optionee under other portions of the Plan.

     (b) No Option that is intended to qualify as an "incentive stock option" may be granted to any employee who, at the time of such grant, owns, directly or indirectly (within the meaning of sections 422(b)(6) and 424(d) of the Code), shares of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and

(ii) the exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is granted.

     3.2.  Administration.
           --------------

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") or, if so determined by the Board, by a committee appointed by the Board (the Board or such committee administering the Plan hereinafter referred to as the "Committee"). The Board may remove from, add members to, or fill vacancies on the Committee.

     Any grant of Options to a member of the Committee who is not also an employee shall be on terms consistent with grants made to other members of the Board who are not members of the Committee and who are not employees, except where such grant is awarded or ratified by the Board.

(b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan.

     (c) Subject to the provi-sions of the Plan, the Committee shall have authority, in its sole discretion, to grant Options under the Plan, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including (if applicable) Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Options thereunder as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Com-pany, its stockholders, directors and employees, and other Plan participants.

     3.3.  Stockholders  Agreement.  As  a condition to the grant or exercise of
           -----------------------
any Option, the Committee may require the Optionee to enter into a stockholders agreement or other agreement with the Company under such terms and conditions as may reasonably be required by the Company.


                                   ARTICLE 4.

                                    OPTIONS

     4.1.  Grant  of  Options.  The  Committee,  in  its  sole discretion, shall
           ------------------
determine, within the limitations of the Plan, those officers, key employees, consultants, advisors and directors of the Company or any of its subsidiaries or affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive stock options" or "nonqualified stock options"; pro-vided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified stock options."

     4.2.  Stock  Option  Certificates;  etc.  All  Options  granted pursuant to
           ----------------------------------
Article 4 (a) shall be authorized by the Committee and (b) shall be evidenced in writing by stock option certificates ("Stock Option Certificates") in such form and containing such terms and conditions as the Committee shall determine that are not inconsistent with the provisions of the Plan, and, with respect to any Stock Option Certificate granting Options that are intended to qualify as "incentive stock options," are not inconsistent with Section 422 of the Code. The granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 4 may hold more than one Option granted pursuant to such Article at the same time and may hold both "incentive stock options" and "nonqualified stock options" at the same time. To the extent that any Option does not qualify as an "incentive stock option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified stock option."

     4.3.  Option  Price.  Subject  to Section 3.1(b), the option exercise price
           -------------
per each Share purchasable under any "incentive stock option" granted pursuant to this Article 4, shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option. The option price per each Share purchasable under any "nonqualified stock option" granted pursuant to this Article 4 shall be such amount as the Committee shall determine at the time of the grant of such Option.

     4.4.  Other  Provisions.  Options  granted pursuant to this Article 4 shall
           -----------------
be made in accordance with the terms and provisions of Article 5 hereof and any other applicable terms and provisions of the Plan.


                                   ARTICLE 5.

                        GENERALLY APPLICABLE PROVISIONS

     5.1.  Option  Period.  Subject  to  Section 3.1(b), the period for which an
           --------------
Option is exercisable shall not exceed ten years from the date such Option is granted. After the Option is granted, the option period may not be reduced, subject to expiration in accordance with its terms.

     5.2.  Fair  Market  Value.  If the Shares are listed or admitted to trading
           -------------------
on a securities exchange registered under the Exchange Act, unless otherwise required by any applicable provision of the Code, the "Fair Market Value" of a Share as of a specified date shall mean the per Share closing price of the Shares for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the Nasdaq Stock Market, Inc. ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the last sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion and good faith using appropriate criteria. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

     5.3.  Exercise  of Options.  Vested Options granted under the Plan shall be
           --------------------
exercised by the Optionee thereof (or by his executors, administrators, guardian or legal representative, as provided in Sections 5.6 and 5.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check or wire transfer of immediately available funds, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), (iv) if Shares are traded on a national securities exchange, NASDAQ or quoted on a national quotation system sponsored by the National Association of Securities Dealers, Inc. and the Committee authorizes this method of exercise, through the delivery of irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price, or (v) with the consent of the Committee, any combination of (i), (ii), (iii) and (iv). Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash divi-dends or other rights for which the record date is prior to the date of such issuance.

     5.4.  Non-Transferability  of  Options.  Except as provided in Section 5.8,
           --------------------------------
no Option shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative.

5.5.  Termination  of Employment.  Unless the Committee otherwise determines, in
      --------------------------
the event of the termination of employment with the Company of an Optionee who is an employee or the separation from service with the Company of an Optionee who is an advisor, consultant or non-employee director of the Company for any reason (other than death or disability), any Option(s) granted to such Optionee under this Plan and not previously exercised or expired shall be deemed canceled and terminated on the day of such termination or separation. Notwithstanding the foregoing, in the event of the termination of employment or separation from service with the Company of an Optionee for any reason other than death or disability, under conditions satisfactory to the Company, the Committee may, in its sole discretion, allow any Options granted to such Optionee under the Plan and not previously exercised or expired, to the extent vested on the date of such termination, to be exercisable for a period of time to be specified by the Committee, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 5.1 above.

     5.6.  Death.  In  the  event an Optionee dies while employed by the Company
           -----
or any of its subsidiaries or affiliates or while serving as a director of the Company or any of its subsidiaries or affiliates, as the case may be, any Option(s) granted to him not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, at any time within one year after the death of the Optionee, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 5.1 above.

     5.7.  Disability.  In  the  event of the termination of employment with the
           ----------
Company of an Optionee, or the separation from service with the Company of an Optionee who is a director of the Company, due to total disability, the Optionee, or his guardian or legal representative, shall have the unqualified right to exercise any Option that has not expired or been previously exercised and that the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within one year after such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 5.1 above. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in
Section  22(e)(3)  of  the  Code.

     5.8.  Other  Provisions.  Notwithstanding  anything  in  this  Plan  to the
           -----------------
contrary, if the Board determines that the Plan cannot, or that an Option need not, satisfy the requirements of Rule 16b-3 of the Exchange Act (such that grants of Options are not exempt from Section 16(b) of the Exchange Act), then the Committee shall have the authority to waive or modify those provisions of the Plan which are intended to satisfy such Rule 16b-3 requirements. Notwithstanding Section 5.4 of this Plan to the contrary, only with the express written consent of the Committee, which consent may be given or withheld for any or no reason in the Committee's sole discretion, an Optionee who has been granted "nonqualified stock options" can transfer any or all of such options to any one or more of the following persons: (i) the spouse, parent, issue, spouse of issue, or issue of spouse ("issue" shall include all descendants whether natural or adopted) of such Optionee; or (ii) a trust for the benefit of those persons described in clause (i) above or for the benefit of such Optionee, or for the benefit of any such persons and such Optionee; or (iii) any entity in which the Optionee or its transferee is a beneficial owner; provided, however, that such transferee shall be bound by all of the terms and conditions of this Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; and provided further, however, that such Optionee shall remain bound by the terms and conditions of this Plan.

     5.9.  Terms  of Grant.  Notwithstanding anything in Section 5.5, 5.6 or 5.7
           ---------------
to the contrary, the Committee may grant an Option under such terms and conditions as may be provided in the Share Option Certificate given to the Optionee, provided, however, that in no instance may the term of the Option, as so granted, exceed the maximum term established pursuant to Section 5.1 above.

          5.10.  Adjustments.  In  the  event that the Committee shall determine
                 -----------
that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other prop-erty), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Options, (ii) the number and type of Shares subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (each such event, a "Reorganization"), a majority of the Board may cause any Option outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Option made to the holder of such cancelled Option equal in value to the fair market value of such cancelled Option. The determination of such fair market value shall be made by the Board, in its sole discretion.

     5.11.  Amendment and Modification of the Plan.  The Board may, from time to
            --------------------------------------
time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act (if applicable) or any applicable law, except as otherwise provided in Sections 3.2 or 5.8 hereof; and further provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Section 5.10 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee under any Option previously granted without such Optionee's consent.

                                   ARTICLE 6.

                                  MISCELLANEOUS

          6.1.  Tax  Withholding.  The  Company shall have the right to make all
                ----------------
payments or distributions made pursuant to the Plan to an Optionee (or permitted transferee) net of any applicable federal, state and local taxes required to be withheld or paid as a result of the grant of any Option, exercise of an Option or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Optionee (or permitted transferee) such withholding taxes as may be required by law, or to otherwise require the Optionee (or permitted transferee) to pay such withholding taxes. If the Optionee (or permitted transferee) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee (or permitted transferee) or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Optionee (or permitted transferee) may make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Optionee (or permitted transferee) pursuant to the Plan, having an aggregate Fair Market Value equal to the withholding taxes.

     6.2.  Right of Discharge Reserved.  Nothing in the Plan nor the grant of an
           ---------------------------
Option hereunder shall confer upon any employee, director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options under the Plan) any such employee, director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit with respect to an Option in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the Optionee.

          6.3.  Nature  of  Payments.  All  Options granted pursuant to the Plan
                --------------------
are in consideration of services performed or to be performed for the Company or any subsidiary or affiliate of the Company. Except to the extent required under applicable law, any income or gain realized pursuant to Options under the Plan shall not constitute compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Board or by the directors of the applicable subsidiary or affil-iate of the Company.

          6.4.  Severability.  If  any  provision  of  the  Plan  shall  be held
                ------------
unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

     6.5.  Gender  and  Number.  In  order  to  shorten  and  to  improve  the
           -------------------
understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her," any mas-culine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

     6.6.  Governing  Law.  The  Plan  and  all  determinations made and actions
           --------------
taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of New York and construed accordingly.

     6.7.  Effective  Date  of  Plan;  Termination  of  Plan.  The Plan shall be
           -------------------------------------------------
effective on the date of approval of the Plan by the Board. Notwithstanding the foregoing, no Option intended to qualify as an "incentive stock option" shall be granted hereunder unless and until the Plan shall be approved by the holders of a majority of the shares entitled to vote thereon within 12 months after the date of adoption of the Plan by the Board. In the event that such shareholder approval is not obtained, each Option granted under the Plan that is intended to qualify as an "incentive stock option" shall, notwithstanding any of the preceding provisions of the Plan, automatically be deemed a "nonqualified stock option." Options may be granted under the Plan at any time and from time to time on or prior to December 31, 2010, on which date the Plan will expire except as to Options then outstanding under the Plan. Such outstanding Options shall remain in effect until they have been exercised or terminated, or have expired.

     6.8.  Captions.  The captions in this Plan are for convenience of reference
           --------
only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.